UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

Pandora Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650
Oakland, CA 94612
(Address of principal executive offices, including zip code)

(510) 451-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On August 9, 2017, the Board of Directors (the "Board") of Pandora Media, Inc. (the "Company" or "Pandora") appointed Roger J. Lynch as the Company’s chief executive officer and president, effective September 18, 2017, and also appointed Mr. Lynch as a Class III director of the Company, effective September 18, 2017, until the expiration of the Class III term at the 2020 annual meeting of stockholders, or until his earlier death, disqualification, resignation or removal.

Prior to joining Pandora, Mr. Lynch, age 54, served as Chief Executive Officer of Sling TV Holding L.L.C., a subsidiary of DISH Network, from July 2012 to August 2017. Mr. Lynch also served as Executive Vice President, Advanced Technologies for DISH Network from November 2009 to August 2017. He previously served as Executive Vice President, Advanced Technologies for EchoStar from November 2009 to December 2014. Prior to joining DISH Network, Mr. Lynch served as Chairman and CEO of Video Networks International, Ltd., an IPTV technology company in the United Kingdom. Mr. Lynch holds a Bachelor of Science degree in physics from the University of Southern California and a Master of Business Administration degree from the Tuck School of Business at Dartmouth College. We believe that Mr. Lynch is qualified to serve on our board of directors due to the perspective and operational expertise he brings as our chief executive officer and his extensive experience leading, innovating, and scaling consumer media and technology businesses globally.

There are no family relationships existing between Mr. Lynch and any director or executive officer of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Mr. Lynch or any member of his immediate families had or will have any interest, that are required to be disclosed by Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. Lynch and any other persons pursuant to which Mr. Lynch is appointed to such position.

Pursuant to the terms of Mr. Lynch's at-will offer letter with the Company (the "Offer Letter"), he will receive an annual base salary of $650,000 and will be eligible for an annual target bonus equal to 100% of his base salary, prorated to his start date. Provided that he is employed through December 31, 2017, Mr. Lynch will receive a guaranteed minimum bonus for 2017 of $216,666. His offer letter also provides for the grant of (i) restricted stock units valued at $3,250,000 with a four-year service-based vesting period, (i) restricted stock units valued at $3,250,000 with a fifteen-month service-based vesting period and (iii) stock options valued at $5,250,000 with a four-year service-based vesting period. Mr. Lynch will also receive a one-time cash payment of $250,000 within 30 days of his start date and reimbursement of certain relocation expenses. Mr. Lynch will be eligible to receive severance benefits as set forth in the Offer Letter, which are generally consistent with the Company’s Executive Severance and Change of Control Policy. The Company will also enter into its standard form indemnification agreement with Mr. Lynch.

In connection with the naming of Mr. Lynch as CEO, Naveen Chopra will step down as the Company's interim CEO, effective as of Mr. Lynch's start date, and will continue in his role as the Company's chief financial officer.

Appointment of Director

On August 9, 2017, the Board appointed Michael Lynton as a Class II director of the Company to serve until the expiration of the Class II term at the 2019 annual meeting of stockholders, or until his earlier death, disqualification, resignation or removal. No determination has been made as to which committee or committees of the Board Mr. Lynton will serve.

Mr. Lynton will be compensated for his service on the Board pursuant to the Company's non-employee director compensation practices (pro-rated for any partial year of service), which currently includes annual cash compensation of $40,000 and an equity award valued at $200,000, which will vest on the earlier of June 1, 2018 or the date of the Company’s 2018 annual stockholder meeting. Mr. Lynton entered into the Company's standard form of director indemnification agreement.

The Company has not entered into any transactions identified in Item 404(a) of Regulation S-K with Mr. Lynton.

Amendment to the Company's Executive Severance and Change of Control Policy

On August 9, 2017, the Board adopted an amendment and restatement of the Pandora Media, Inc. Executive Severance and Change of Control Policy (the "Restated Severance Policy"). The Restated Severance Policy extends the period during which the CEO is eligible for Change of Control Termination (as defined in the Restated Severance Policy) benefits from 12 months to 18 months following a Change of Control (as defined in the Company's 2011 Equity Incentive Plan).

The foregoing summary of the Offer Letter and the Restated Severance Policy do not purport to be complete and are subject to, and qualified in their entirety by (i) the full text of the Offer Letter, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2017 and (ii) reference to the Restated Severance Policy which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01                Regulation FD Disclosure.

On August 14, 2017, the Company issued a press release announcing the appointment of Mr. Lynch as chief executive officer, president and a director of the Company, and the appointment of Mr. Lynton as a director of the Company. A copy of this press release is furnished as Exhibit 99.1 hereto.

The information provided pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit Description
10.1†	Amended and Restated Executive Severance and Change of Control Policy, dated as of August 9, 2017
99.1	Press Release, dated as of August 14, 2017

† Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: August 14, 2017	By:	/s/ Stephen Bené
Stephen Bené General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1†	Amended and Restated Executive Severance and Change of Control Policy, dated as of August 9, 2017
99.1	Press Release, dated as of August 14, 2017

† Indicates management contract or compensatory plan.